Exhibit 99.2

HOVNANIAN ENTERPRISES, INC.	For Immediate Release

Contact:	Jeffrey T. O’Keefe Vice President of Investor Relations 732-747-7800	Ethan Lyle Teneo Strategy 212-886-9376

K. HOVNANIAN ENTERPRISES, INC. ANNOUNCES EXCHANGE OFFER AND

NEW FINANCING TRANSACTIONS

RED BANK, N.J., December 28, 2017 – Hovnanian Enterprises, Inc. (NYSE: HOV) (the “Company”) announced today that its wholly-owned subsidiary, K. Hovnanian Enterprises, Inc. (the “Issuer”), has commenced a private offer to exchange (the “Exchange Offer”) up to $185,000,000 aggregate principal amount (as the same may be increased, the “Maximum Tender Amount”) of the Issuer’s outstanding 8.000% Senior Notes due 2019 (the “Existing Notes”) for (1) cash, (2) its newly issued 13.5% Senior Notes due 2026 (the “New 2026 Notes”) and (3) its newly issued 5.0% Senior Notes due 2040 (the “New 2040 Notes” and, together with the New 2026 Notes, the “New Notes”) on the terms and subject to the conditions set forth in a Confidential Offering Memorandum, dated December 28, 2017 (as it may be amended or supplemented from time to time, the “Offering Memorandum”), and in the related Letter of Transmittal (as it may be amended or supplemented from time to time, the “Letter of Transmittal” and, collectively with the Offering Memorandum, the “Exchange Offer Documents”).

The Exchange Offer will expire at 11:59 p.m., New York City time, on January 29, 2018, unless extended or earlier terminated (such time and date, as the same may be extended, the “Expiration Time”). Holders of the Existing Notes must validly tender their Existing Notes at or before the Expiration Time in order to be eligible to receive the Exchange Consideration (as defined below). Existing Notes tendered may be withdrawn at any time prior to 5:00 p.m., New York City time on January 29, 2018, unless extended (as the same may be extended, the “Withdrawal Deadline”), but not thereafter, unless required by applicable law.

In exchange for each $1,000 principal amount of Existing Notes and integral multiples thereof validly tendered (and not validly withdrawn prior to the Withdrawal Deadline) prior to the Expiration Time, and accepted by us in an amount not to exceed the Maximum Tender Amount, participating holders of Existing Notes will receive (1) an amount of cash (the “Cash Amount”) equal to the product of (a) $1,000 multiplied by (b) the quotient of (i) $26,000,000 divided by (ii) the total principal amount of the Existing Notes validly tendered in connection with the Exchange Offer, (2) an additional amount in cash equal to the product of (a) the Cash Amount multiplied by (b) 0.02000, (3) the principal amount of New 2026 Notes equal to the product of (a) the sum of (i) $1,000 minus (ii) the Cash Amount multiplied by (b) 0.62827 and (4) the principal amount of New 2040 Notes equal to the product of (a) the sum of (i) $1,000 minus (ii) the Cash Amount multiplied by (b) 0.62500 (the “Exchange Consideration”).

An aggregate of $26,000,000 in principal amount of the Existing Notes that are validly tendered (and not validly withdrawn prior to the Withdrawal Deadline) will be purchased (the “Purchased 8.0% Notes”) by K. Hovnanian at Sunrise Trail III, LLC, one of the Issuer’s wholly-owned subsidiaries (the “Subsidiary Purchaser” and, together with the Issuer, the “Hovnanian Parties”). The Subsidiary Purchaser will be responsible for the cash component of the Exchange Consideration to be paid in connection with the Exchange Offer.

Holders of Existing Notes validly tendered (and not validly withdrawn prior to the Withdrawal Deadline) and accepted by us will not be entitled to receive accrued and unpaid interest, if any, on their exchanged Existing Notes. Holders shall only be entitled to receive the Exchange Consideration for all Existing Notes validly tendered by such holder prior to the Expiration Time (and not validly withdrawn prior to the Withdrawal Deadline) and accepted by us. The aggregate Exchange Consideration in respect of each participating holder for all Existing Notes validly tendered (and not validly withdrawn prior to the Withdrawal Deadline) and accepted by us will be rounded down, if necessary, to $2,000 or the nearest whole multiple of $1,000 in excess thereof. This rounded amount will be the principal amount of New Notes you will receive as part of your Exchange Consideration, and no additional cash will be paid in lieu of any principal amount of New Notes not received as a result of such rounding down. Any such adjustment will apply to all Existing Notes tendered and accepted in the Exchange Offer.

Subject to the terms and conditions of the Exchange Offer being satisfied or waived (if applicable), the Hovnanian Parties will, after the Expiration Time, accept for exchange all Existing Notes validly tendered prior to the Expiration Time (and not validly withdrawn before the Withdrawal Deadline) in an amount not to exceed the Maximum Tender Amount. If Existing Notes are validly tendered (and not validly withdrawn prior to the Withdrawal Deadline) prior to the Expiration Time in an aggregate principal amount in excess of the Maximum Tender Amount, such tendered Existing Notes will be subject to proration and only an aggregate principal amount of Existing Notes equal to the Maximum Tender Amount will be accepted for exchange on a pro rata basis. The Hovnanian Parties expect to pay the Exchange Consideration for the Existing Notes and issue the New Notes within three business days of the Expiration Time (the “Settlement Date”).

In connection with the Exchange Offer, the Company and the Issuer also entered into a commitment letter (the “Commitment Letter”) with GSO Capital Partners LP (“GSO”), on its behalf and on behalf of certain funds managed, advised or sub-advised by it (collectively, the “GSO Commitment Parties”). Pursuant to the Commitment Letter, the GSO Commitment Parties shall, among other things, provide the principal amount of each of the following credit facilities: (i) a senior unsecured term loan credit facility to be borrowed by the Issuer, pursuant to which the GSO Commitment Parties have committed to lend the Issuer $132.5 million of initial term loans on the settlement date of the Exchange Offer for purposes of refinancing the Issuer’s 7.000% Senior Notes due 2019, and up to $80.0 million of delayed draw term loans for purposes of redeeming or repaying the Issuer’s Existing Notes, at or prior to maturity, that do not participate in the Exchange Offer, in each case upon the terms and subject to the conditions set forth therein, and (ii) a senior secured first lien revolving credit facility to be borrowed by the Issuer, pursuant to which the GSO Commitment Parties have committed to lend to the Issuer up to $125.0 million of senior secured first priority revolving loans to fund the repayment of the Issuer’s $75.0 million senior secured term loan facility and for other general corporate purposes, upon the terms and subject to the conditions set forth therein. In addition, pursuant to the Commitment Letter, the GSO Commitment Parties have committed to purchase, and the Issuer has agreed to issue and sell, on January 15, 2019 (or such later date within five business days as mutually agreed by the parties working in good faith), $25.0 million in aggregate principal amount of the Issuer’s 10.500% Senior Secured Notes due 2024 (the “10.500% Notes”), upon the terms and subject to the conditions set forth therein (collectively, the “Financing Arrangements”).

The Hovnanian Parties’ obligation to accept for exchange any Existing Notes validly tendered and not validly withdrawn before the Withdrawal Deadline pursuant to the Exchange Offer is conditioned upon the satisfaction or, if applicable, waiver of certain conditions, which are more fully described in the Offering Memorandum, including, among others, (1) entry into and effectiveness of the Financing Arrangements, (2) at least $140.0 million in aggregate principal amount of the Existing Notes having been validly tendered (and not validly withdrawn prior to the Withdrawal Deadline) by holders thereof, including GSO, prior to the Expiration Time and accepted by us, (3) the Support Agreement (as defined below) being in full force and effect, (4) receipt of consents from a majority of the outstanding principal amount of each the Issuer’s 10.000% Senior Secured Notes due 2022 (the “10.000% Notes”) and the 10.500% Notes to certain proposed amendments to the indenture governing the 10.000% Notes and the 10.500% Notes and (5) certain other conditions, including the absence of certain specified judicial or regulatory outcomes regarding the Exchange Offer. Documents relating to the Exchange Offer will only be distributed to holders of Existing Notes who complete a letter of eligibility confirming that they are within the category of holders that are eligible to participate in this private offer. To access the letter of eligibility, click on the following link: http://gbsc-usa.com/eligibility/khov.

On December 28, 2017, the Company, the Issuer and the Subsidiary Purchaser also entered into a support agreement with certain of the GSO Commitment Parties (the “Support Agreement”), pursuant to which such GSO Commitment Parties have agreed to participate in the Exchange Offer. Pursuant to the terms of the Support Agreement, such GSO Commitment Parties have agreed to tender (i) $106,378,000 in aggregate principal amount of the Existing Notes owned on the date of the Support Agreement, (ii) $20,440,000 in aggregate principal amount of the Existing Notes beneficially owned on the date of the Support Agreement that are subject to a repurchase agreement and (iii) any Existing Notes acquired after such date. The obligations of such GSO Commitment Parties to tender their Existing Notes in the Exchange Offer are generally subject to the terms and conditions set forth in the Support Agreement, as more fully described therein, which include requirements for the Issuer to consummate the Exchange Offer upon the terms and conditions set forth in the Exchange Offer Documents and limitations on the Company and the Issuer from making certain material modifications, amendments or waivers to the terms and conditions of the Exchange Offer and the Exchange Offer Documents without such GSO Commitment Parties’ prior consent.

The obligations under the New Notes will be fully and unconditionally guaranteed by the Company, and substantially all of its subsidiaries, other than the issuer of the New Notes, the Subsidiary Purchaser, the Company’s home mortgage subsidiaries, certain of its title insurance subsidiaries, joint ventures, subsidiaries holding interests in joint ventures and its foreign subsidiary.

The New 2026 Notes will bear interest at the rate of 13.5% per year, accruing from the date of issuance. Interest on the New 2026 Notes will be payable on February 1 and August 1 of each year, beginning on August 1, 2018. The New 2026 Notes will mature on February 1, 2026. The New 2040 Notes will bear interest at the rate of 5.0% per year, accruing from the date of issuance. Interest on the New 2040 Notes will be payable on February 1 and August 1 of each year, beginning on August 1, 2018. The New 2040 Notes will mature on February 1, 2040. The indenture governing the New Notes contains limitations on actions with respect to the Purchased 8.0% Notes, including that, (A) the Issuer and the guarantors of the New Notes shall not, (i) prior to June 6, 2018, redeem, cancel or otherwise retire, purchase or acquire any Purchased 8.0% Notes or (ii) make any interest payments on the Purchased 8.0% Notes prior to their stated maturity, and (B) the Issuer and the guarantors of the New Notes shall not, and shall not permit any of their subsidiaries to, (i) sell, transfer, convey, lease or otherwise dispose of any Purchased 8.0% Notes other than to any subsidiary of the Company that is not the Issuer or a guarantor of the New Notes or (ii) amend, supplement or otherwise modify the Purchased 8.0% Notes or the indenture under which they were issued with respect to the Purchased 8.0% Notes, subject to certain exceptions. In addition, the indenture governing the New Notes will provide that notwithstanding the above, at all times on or after June 6, 2018 and prior to the stated maturity of the Purchased 8.0% Notes, the Subsidiary Purchaser shall continue to own and hold at least the minimum denomination thereof.

We may redeem some or all of the New Notes on or after the times, and at the redemption prices, specified in the Offering Memorandum.

Global Bondholder Services Corporation is serving as the exchange agent and information agent for the Exchange Offer. Any question regarding procedures for tendering Existing Notes and requests for copies of the Exchange Offer Documents may be directed to Global Bondholder Services by phone at 866-470-4300 (toll free) or 212-430-3774.

This press release is neither an offer to purchase or sell nor a solicitation of an offer to sell or buy the Existing Notes, the New Notes or any other securities of the Issuer or the Company. This press release also is not a solicitation of consents to the proposed amendments to the indenture governing the 10.000% Notes and the 10.500% Notes. The Exchange Offer is being made solely on the terms and subject to the conditions set forth in the Exchange Offer Documents and the information in this press release is qualified by reference to such Exchange Offer Documents.

The Exchange Offer is being made within the United States only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. investors. The New Notes have not been and will not be registered under the Securities Act, or any state securities laws. The New Notes may not be offered or sold within the United States or to U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

About Hovnanian Enterprises

Hovnanian Enterprises, Inc., founded in 1959 by Kevork S. Hovnanian, is headquartered in Red Bank, New Jersey. The Company is one of the nation’s largest homebuilders with operations in Arizona, California, Delaware, Florida, Georgia, Illinois, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina, Texas, Virginia, Washington, D.C. and West Virginia. The Company’s homes are marketed and sold under the trade names K. Hovnanian® Homes, Brighton Homes® and Parkwood Builders. As the developer of K. Hovnanian’s® Four Seasons communities, the Company is also one of the nation’s largest builders of active lifestyle communities.

Forward-Looking Statements

All statements in this press release that are not historical facts should be considered as “Forward-Looking Statements”. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Although we believe that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) the Company’s sources of liquidity; (5) changes in credit ratings; (6) changes in market conditions and seasonality of the Company’s business; (7) the availability and cost of suitable land and improved lots; (8) shortages in, and price fluctuations of, raw materials and labor; (9) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) operations through joint ventures with third parties; (13) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (14) product liability litigation, warranty claims and claims made by mortgage investors; (15) levels of competition; (16) availability and terms of financing to the Company; (17) successful identification and integration of acquisitions; (18) significant influence of the Company’s controlling stockholders; (19) availability of net operating loss carryforwards; (20) utility shortages and outages or rate fluctuations; (21) geopolitical risks, terrorist acts and other acts of war; (22) increases in cancellations of agreements of sale; (23) loss of key management personnel or failure to attract qualified personnel; (24) information technology failures and data security breaches; (25) legal claims brought against us and not resolved in our favor; and (26) other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017, and in the Offering Memorandum. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

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